EXHIBIT 1

                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of August 8, 1997.

                                      DICKSTEIN & CO., L.P.

                                      By:  Alan Cooper, as Vice President
                                           of Dickstein Partners Inc.,
                                           the general partner of
                                           Dickstein Partners, L.P., the
                                           general partner of Dickstein &
                                           Co., L.P.

                                      /s/ Alan Cooper
                                      ---------------
                                      Name:  Alan Cooper

                                      DICKSTEIN FOCUS FUND L.P.

                                      By:  Alan Cooper, as Vice President
                                           of Dickstein Partners Inc.,
                                           the general partner of
                                           Partners, L.P., the general
                                           partner of Dickstein Focus
                                           Fund L.P.

                                      /s/ Alan Cooper
                                      ---------------
                                      Name:  Alan Cooper

                                      DICKSTEIN INTERNATIONAL LIMITED

                                      By:  Alan Cooper, as Vice President
                                           of Dickstein Partners Inc.,
                                           the agent of Dickstein
                                           International Limited

                                      /s/ Alan Cooper
                                      ---------------
                                      Name:  Alan Cooper

                                      DICKSTEIN PARTNERS, L.P.

                                      By:  Alan Cooper, as Vice President
                                           of Dickstein Partners Inc.,
                                           the general partner of
                                           Dickstein Partners, L.P.

                                      /s/ Alan Cooper
                                      ---------------
                                      Name:  Alan Cooper


                                      DICKSTEIN PARTNERS INC.

                                       By: Alan Cooper, as Vice President

                                       /s/ Alan Cooper
                                       ---------------
                                       Name:  Alan Cooper

                                       /s/ Mark Dickstein
                                       ------------------
                                       Mark Dickstein


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